Corporate Presentation August 15, 2017 Exhibit 99.1

Forward-Looking Statements This presentation contains projections for Ovid Therapeutics Inc. (“Ovid”)  and other forward-looking information.  Such projections and information are based on assumptions as to future events that are inherently uncertain and subjective.  Ovid, its officers, directors or stockholders make no representations or warranties as to the reasonableness of such assumptions or as to whether the future results will occur as projected.  It must be recognized that Ovid is an early-stage company and that projections of its future performance are necessarily subject to a high degree of uncertainty, that actual results can be expected to vary from the results projected, and that such variances may be material and adverse.  You should and are expected to conduct your own investigation and review of Ovid before determining whether or not to pursue this transaction. Statements made by Ovid in this presentation may contain certain statements that are forward-looking and involve risks and uncertainties. Words such as “expects,” “anticipates,” “projects,” “estimates,” “intends,” “plans,” “believes,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements.  Factors that may cause actual results to differ materially from these forward-looking statements include, but are not limited to: whether or not any patents issue and the scope of future patent or other intellectual property protection, the risk of third-party challenges to Ovid’s intellectual property, the likelihood, timing and scope of any future collaborations, the initiation, timing, progress and results of our current and future preclinical studies and clinical trials, uncertainties related to drug development results, costs and timelines and regulatory risks. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

OVIDAPPROACH

FOCUSED MISSION

To become a leading neurological disorder company

Develop innovative therapies addressing to transform the lives of patients and families

CLEAR STRATEGY

Built on core pillars of value

- Rare disorders with a genetic basis & novel MOA
- Driven by Business Development
- Scalable model

COMPELLING OPPORTUNITY

Compelling growth opportunities

- Substantial unmet need
- Few effective medicines
- ~100 different disorders
- ~1 million patients in the US alone

WORLD CLASS TEAM

Track record of success

- Deep expertise in translational science, drug evaluation and orphan clinical drug development
- Significant biotech and pharma experience

ROBUST PIPELINE

Multiple ongoing clinical programs

- Topline Phase 2 OV101 STARS trial data (2018)
- Phase 1 OV101 PK trial data in adolescents (H2:17)
- Phase 1b/2a OV935 in dEE ongoing

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δ-selective GABAA receptor agonist Angelman Syndrome RESEARCH PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Fragile X Syndrome δ-selective GABAA receptor agonist δ-selective GABAA receptor agonist δ-selective GABAA receptor agonist Oral Adolescent Oral Pediatric Oral Adolescent Oral Adult OV101 OV101 Undisclosed Indication Intravenous δ-selective GABAA receptor agonist OV102 *Also known as TAK-935. Co-development program with Takeda Pharmaceutical Company Limited pursuant to a license and collaboration agreement Developmental and/or Epileptic Encephalopathies CH24H inhibitor Oral OV935* Undisclosed Oral Orphan Epilepsy Robust Product Pipeline

Substantial Potential Opportunity ~100 Orphan Neurological Disorders1 ~1M patients in the US1 Few or No FDA Approved Therapies Multiple assets available for partnering Late Preclinical to Clinical Stage Assets Related Disorders Enable Scalable Model 1Boston Consulting Group and Ovid analysis

Creating Value for Patients & Shareholders

Multiple Upcoming Milestones in 2017-'18

OV101

- ✓ Initiated Phase 2 OV101 STARS trial in adults with Angelman syndrome
- ✓ Initiated Phase 1 OV101 PK trial in adolescents with Angelman or Fragile X syndromes
- ❑ Complete preclinical juvenile toxicology studies (H2:17)
- ❑ Phase 1 OV101 PK trial data (H2:17)
- ❑ Topline Phase 2 OV101 STARS trial data (2018)

OV935

- ✓ Announced global collaboration with Takeda for TAK-935/OV935
- ✓ Initiated Phase 1b/2a trial in adults with developmental and/or epileptic encephalopathies

Execution

- ✓ Completed $75 million initial public offering
- ✓ Strong Balance Sheet
- ❑ Continue strategic business development activities 2017+

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OUR TEAM Jeremy Levin, DPhil, MB BChir Chairman & CEO Matthew During, MD, DSc Director, Founder, President & CSO Yaron Werber, MD, MBA Chief Business and Financial Officer & Secretary Amit Rakhit, MD, MBA Chief Medical and Portfolio Management Officer Dirk Haasner, PhD, MPM Senior Vice President, Global Regulatory Affairs Claude Nicaise, MD Head, Strategic Orphan Regulatory Affairs Suzanne Wakamoto, SPHR, SHRM-SCP Senior Vice President, Human Resources President & CEO, Teva Pharmaceuticals Ltd. Senior Vice President of Strategy, Alliances and Transactions, Bristol-Myers Squibb & Co. Global Head of Strategic Alliances, Novartis AG Co-Founder, NightstaRx Limited Professor of Neurosurgery, Yale University Professor, Cornell University Adjunct Professor, Ohio State University Managing Director & Head of U.S. Healthcare and Biotech Equity Research Teams, Citigroup Global Markets Inc. Vice President & Senior Biotech Analyst, Cowen & Co. Senior Vice President, Worldwide Medical, Biogen Inc. Vice president, Program Leadership & Management, Biogen Inc. Vice President, Intercontinental Medical, Bristol-Myers Squibb & Co. Vice President Regulatory and Medical Affairs, and Vice president Regulatory Strategy and Policy, Lundbeck USA Global Life-Cycle Leader, Roche AG Global Project Leader, Roche AG Head of HR, Blue Man Group Director of HR, Cadus Pharmaceuticals Corporation Senior Vice President, Strategic Product Development and Global Regulatory Affairs, Alexion Pharmaceuticals Vice President of Development and Worldwide Regulatory Sciences and Strategy, Bristol-Myers Squibb & Co.

OV101 Potential First-in-Class Therapeutic for Angelman & Fragile X Syndromes

Angelman Syndrome

A Significant Unmet Need

No FDA-approved therapies available

Presents in early childhood and is a lifelong disorder

Genetics and Clinical Manifestation

Monogenetic disorder that results in loss of *UBE3A* gene expression

- Developmental delay and behavioral disturbances
- Impaired motor coordination
- Seizures/abnormal EEG
- Sleep disturbances
- Severe speech impairments





Epidemiology and Treatments

Prevalence

- ~1/12,000 to ~ 1/20,000
- ~16,000-27,000 patients in the US

Treatment

- No FDA-approved therapies available
- Current treatment options limited to symptomatic agents and anti-seizure medications

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Fragile X Syndrome

A Significant Unmet Need

No FDA-approved therapies available

Presents in early childhood and is a lifelong disorder

Genetics and Clinical Manifestations

Monogenetic trinucleotide (CGG) repeat disorder in the *FMR1* gene

- Intellectual disability
- Behavioral disturbances (e.g., anxiety, aggression)
- Language impairment





Epidemiology and Treatments

Prevalence

- ~1/3,600-4,000 males
- ~1/4,000-6,000 females
- ~ 68,000 to 85,000 patients in the US

Treatment

- No FDA-approved therapies available
- Limited to physical, communication, behavior and symptomatic therapy

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OV101:

Impacts Tonic Inhibition

Restores Key Mechanism Underlying Neurodevelopmental Disorders

In-licensed based on data package supporting mechanism of action in Angelman and Fragile X syndromes

NOVEL MECHANISM OF ACTION

Potential first-in-class, potent, δ-selective, extrasynaptic $GABA_A$ receptor agonist (δSEGA)

ROBUST DATA PACKAGE

Demonstrated ability to restore tonic inhibition and improve several key phenotypes in preclinical models of Angelman syndrome (AS) and Fragile X syndrome (FXS)

Drug profile validated by clinical data in >4,000 adults with insomnia (approximately 950 patient-years of exposure)

ONGOING CLINICAL STUDIES

Phase 2 STARS trial in adult AS patients; data in 2018

Phase 1 PK trial in adolescents with AS/FXS; data in H2:17

Preclinical juvenile toxicology data in H2:17 to support pediatric studies

INTELLECTUAL PROPERTY

Protected by two U.S. patents for methods of use for treating AS until 2035

Orphan drug designation for OV101 for the treatment of AS

OVERVIEW

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OV101 Compelling new science drove decision to in-license Gaboxadol (OV101) met endpoints and was well-tolerated in Phase 3 trials Gaboxadol improved sleep architecture versus placebo and relative to Ambien with minimal next day residual effects Over 4,000 adults treated in clinical trials (approximately 950 patient-years of exposure) Low rate of SAEs observed OV101: 1.3% (2 weeks) and 3.0% (12 months) vs placebo: 0% and 1.0%, over same timeframe Commercial decision not to file NDA in 2007 as overall profile did not support commercialization for primary insomnia New scientific data emerged linking OV101’s mechanism of action to rare neurological disorders Extensive preclinical data established OV101’s activity in models of Angelman and Fragile X Syndromes

OV101

Potent, oral, δ-selective, extrasynaptic $GABA_A$ receptor agonist

MOA and activity in the presence of low brain GABA concentration differentiates OV101 over available GABAergic drugs

Potentiates tonic inhibition signaling at low nM concentrations[1,2]

Restores tonic inhibition in Angelman and Fragile X syndrome mouse models[3,4,5]



OV101
Cl-
GABA Binding Site
Cell Membrane
β
α
α
β
δ
Presynaptic Neuron
OV101
OV101
δ-containing extrasynaptic GABAA receptor
TREATED
Postsynaptic Neuron

[1]Meera *et al.*, *J Neurophysiol.* 2011; [2] Belelli et al., *J. Neurosci.*2005
[3]Olmos-Serrano *et al. J. Neurosci.* 2010; [4]Egawa *et al. Sci. Trans. Med.* 2012;
[5]Olmos-Serrano *et al. Dev. Neuro.* 2011;

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Reduced GABA Levels **Lead to Loss of Tonic Inhibition in Both AS and FXS Models**

Angelman Syndrome (AS)

↓

UBE3A Deficiency[1]

↓

GAT1 does not get 'tagged'

↓

Increased GAT1

↓

Increased GABA reuptake

Fragile X Syndrome (FXS)

↓

FMRP Deficiency[2]

↓

Reduced expression of GAD65/67

↓

Decreased GABA synthesis

↓

Decreased GABA release

↓

Decreased Extrasynaptic GABA Levels

↓

Decreased Tonic Inhibition


Presynaptic Neuron
glu
GAD65/67
GABA
vGAT
FRAGILE X SYNDROME
ANGELMAN SYNDROME
GABA Transporter (GAT 1)
GABA
GABA
Extrasynaptic GABA Receptor
Extrasynaptic GABA Receptor
ABNORMAL
Postsynaptic Neuron

[1]Ubiquitin protein ligase E3A *(UBE3A)*
[2]Fragile X Mental Retardation Protein *(FMRP)*

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Increased seizure susceptibility Domain Observation in AS Preclinical Models GABAergic Signaling and Tonic Inhibition are reduced in AS & FXS Observation in FXS Preclinical Models Audiogenic seizures Hyperexcitability, increased startle response Working memory deficit Abnormal neuronal firing and synchrony during sleep Neuronal excitability Motor Behavior Sleep Cognition Unknown Working memory deficit Clumsiness, abnormal gait and clasping reflex Heightened Anxiety Disturbed rest/activity cycle Multiple domains in AS and FXS show GABAergic hypofunction

OV101

Restored Tonic Inhibition & Improved Motor Behavior in **AS Mouse Model**

AS animal model[1]:

UBE3A gene-knockout mouse model ($Ube3a^{m-/p+}$)

Replicates impaired motor function of AS

Impact in AS mouse model[1]:

Restored tonic inhibition in cerebellar cells

Improved gait and balance on rotarod

Decreased clasping reflex

OV101 Restores Tonic inhibition in $Ube3a^{m-/p+}$ cerebellar cells



Baseline rate of neuronal firing
Control
Elevated rate of neuronal firing
AS
Restored rate of neuronal firing
AS + OV101

OV101 Improves Motor Coordination in $Ube3a^{m-/p+}$ Mouse model



Ube3aM-/P+
P<0.05
Relative time on rotarod
1.4
1.2
1
0.8
0.6
0.4
0.2
0
Untreated
OV101 (1.25 mg/kg)
p<0.01
Paw abduction (°)
50
40
30
20
10
0
**
**
Angelman mouse + OV101
Angelman mouse
0
15
30
45
60
Time after injection (min)

[1]Egawa et al., *Sci. Trans. Med.* 2012

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Hyperactivity Fragile X Mouse
Velocity (mm/s)
100
80
60
40
20
0
*
*
*p<0.05
Wild type
FMR1 KO
Control
OV101


Distance (m)
160
140
120
100
80
60
40
20
0
*
*
*p<0.05
Wild type
FMR1 KO
Control
OV101

OV101

Restored Tonic Inhibition & Improved Motor Behavior in FXS Mouse Model

Fmr1 gene knockout mouse model of FXS:

Electrophysiological studies show loss of tonic inhibition in the amygdala

Mice are hyperactive, show increased sensitivity to "audiogenic" seizures, and reduced performance on learning and memory tasks

Effect in FXS mouse model[1]:

Restored tonic inhibition in the amygdala

Improved hyperactivity

Partially normalized response to startling sounds

Improved pre-pulse inhibition (signal-to-noise ratio)

[1]Olmos-Serrano *et al. Dev. Neuro.* 2011

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OV101 Clinical Development in Angelman and Fragile X Syndromes

Phase 1 Data
(Expected H2:17)

PK Trial in Adolescent Subjects with AS/FXS

n=12

Age: 13-17 years

Single dose, open label, PK trial

Designed to select dosing for future trials

Phase 2 Data (Expected 2018)

Adult Angelman **S**yndrome Clinical **T**rial: **A** **R**andomized, Double-Blind, **S**afety and Efficacy Trial of OV101

STARS

Inclusion
- N=75, age 18-49 years
- Diagnosis of AS

Exclusion
- Poorly controlled seizures
- Concomitant disease that would limit participation

Primary endpoint
Incidence of adverse events

Exploratory secondary endpoints
Clinical Global Impression, Motor Function, Sleep, Behavior, Quality of Life



Randomization
Placebo twice daily
OV101 twice daily
15 mg night, 10 mg day
OV101 once daily
15 mg night
Baseline
Week 12

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OV935 New Approach to Potentially Treat Rare Developmental and/or Epileptic Encephalopathies

Developmental and/or Epileptic Encephalopathies:

A Significant Unmet Need

Few available therapies

Refractory seizures, cognitive, behavioral and neurological deficits

OV935 may address underlying pathophysiology via modulation of NMDA receptor

Dravet Syndrome

80% have mutation in *SCN1A* gene

Prevalence: ~7,000-9,000 patients in the US

No approved therapies

Lennox Gastaut Syndrome

Some individuals have *SCN2A* mutations

Prevalence: ~30,000 in the US

<10% controlled by existing medications

Tuberous Sclerosis Complex

Most cases caused by *TSC1* or *TSC2* mutations

Prevalence: ~50,000 in the US

Multi-form, intractable seizures

UNMET NEED

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OV935: A Novel Approach for Developmental and/or Epileptic Encephalopathies (dEE) Potential first-in-class CH24H inhibitor Differentiated mechanism over available anti-seizure drugs Broad activity in preclinical seizure models, including genetic refractory models Commence studies in adults with a focus to move to adolescent and pediatric patients Potent (nM), highly selective, cholesterol 24-hydroxylase inhibitor (CH24H) Encouraging anti-seizure activity across several epileptic animal models Phase 1b/2a trial ongoing in adult patients with dEE including, Dravet syndrome, Lennox-Gastaut syndrome, and Tuberous Sclerosis Complex Portfolio of issued U.S. and international patents directed to composition-of-matter expiring in 2032 NOVEL MECHANISM OF ACTION ONGOING CLINICAL STUDY ROBUST DATA PACKAGE INTELLECTUAL PROPERTY OVERVIEW Plasma-based 24HC biomarker

Cholesterol metabolism in the brain via CH24H enzyme


Brain
Cholesterol
24-hydroxycholesterol (24HC)
Lipoproteins
Liver
Bile acids
Bile
Inhibition by OV935
Cholesterol
CH24H Enzyme
Decreased 24HC Levels
Reduced NMDA Receptor Potentiation
Decreased Excitatory Signaling

24HC decreased in the absence of CH24H (*CYP46A1*$^{-/-}$)


24S-HC Level (ng/ml)
500
400
300
200
100
0
Wild type
CH24H knock-out
P<0.001
** **
Tissue
Slice
Tissue
Slice

NMDA activity decreased in the absence of CH24H (*CYP46A1*$^{-/-}$)


NMDA/AMPA Ratio
0.3
0.25
0.2
0.15
0.1
0.05
0
P<0.05
*
Wild type
CYP46A1-/-

OV935

An Innovative Approach to Epilepsy

Potential first-in-class CH24H inhibitor, a novel target for epilepsy

Highly selective and potent (nM)

Favorable pharmacology

CH24H predominantly expressed in brain & has a central role in cholesterol homeostasis

Preclinical data demonstrates that inhibition of brain CH24H reduces glutamatergic signaling via NMDA receptors [1,2,3]

Increased excitatory signaling and activation of NMDA receptors has been implicated in a number of neurological disorders, including developmental and/or epileptic encephalopathies

[1]Sun et al. J Neurophys. 2016; [2]Lisenbardt et al. Neuroph, 2014;
[3] Paul et al. J. Neuro, 2013

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OV935 Anti-Epileptic Effects Evident Across Preclinical Models Fring’s audiogenic seizure model SCN1A knock-in model of Dravet Syndrome APP/PS1 transgenic mouse model Mouse model of TMEV infection Pentylenetetrazol (PTZ) Kindling model Reduction in audiogenic seizures Increased temperature threshold for hyperthermia-induced seizures Prolonged overall survival Reduction in seizure severity and duration Reduced PTZ-induced seizure progression MODEL OBSERVED OV935 ACTIVITY

OV935 Shows Encouraging Activity in Acute Seizure Induction Models Fring’s audiogenic seizure model OV935 treatment resulted in a dose-dependent reduction in seizures * p < 0.05 ** p < 0.01 *** p < 0.001 SCN1A+/- knock-in mouse model of Dravet Syndrome OV935 increased temperature threshold for hyperthermia-induced seizures CRF – Control Food The data has been obtained by RIKEN Brain Science Institute, Neurogenetics laboratory (Lab head; Kazuhiro Yamakawa). Details of the study will be published by RIKEN ❊❊❊ 40 42 44 41 43 45 39 OV935 OV935 CRF CRF Scn1a(+/–) Male Scn1a(+/–) Female ❊❊ Febrile seizure threshold (ºC)

OV935 Shows Activity in Spontaneous Seizure Models



OV935 TREATMENT GROUP
CONTROL GROUP
PERCENT SURVIVAL
100
50
0
Log-rank (Mantel-Cox) Test p = 0.0007***
Gehan-Breslow-Wilcoxon Test p = 0.0006***
Hazard Ration 5.849
1
20
40
60
DAYS

APP/PS1 **transgenic mouse model show electrographic seizures, increases seizure frequency, and mortality**

OV935 treatment significantly prolonged overall survival in APP/PS1 Model



B
Number of Seizures
# of Observed Seizures
8
6
4
2
0
P < 0.05
*
VEH
OV935 (30 mg / kg, p.o.)
C
Stage 4/5 Seizures
# of Observed Seizures
8
6
4
2
0
P < 0.05
*
VEH
OV935 (30 mg / kg, p.o.)

Mouse viral encephalitis (TMEV) inflammation-induced seizure model

OV935 reduced total number of seizures and number of stage 4/5 seizures

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TOTAL SEIZURE BURDEN OV935 Delayed Seizure Development in the PTZ-induced Kindling Mouse Model Mice dosed daily with OV935 demonstrated a significant delay in seizure development Control OV935 10 9 8 7 6 5 4 3 2 1 0 Cumulative seizure score p < 0.01 **

Four Phase 1 Trials Completed

86 Healthy Subjects Dosed

Single doses of up to 1,350mg of OV935 were well tolerated

In 14-day MAD trial, doses of 100mg, 300mg and 400mg QD were well tolerated

- One volunteer at 600mg QD experienced acute psychosis
- One volunteer at 300mg BID experienced an event of confusional state
- One placebo volunteer reported events of nightmares, spatial disorientation, insomnia and dizziness

All TEAEs resolved with continued dosing through day 15

Overall no safety issues of concern were identified; no SAEs reported

Safety and tolerability	Safety and tolerability	Brain CH24H enzyme occupancy using PET	Relative bioavailability (tablet vs. solution); effect of food
Design Phase 1, randomized, double blind, placebo controlled, single ascending dose	**Design** Phase 1, randomized, double-blind, placebo controlled, multiple ascending dose	**Design** Open-label, non-randomized	**Design** Phase 1, randomized, open-label, single dose trial
Subjects 48	**Subjects** 40	**Subjects** 11	**Subjects** 9
Dosage 15-1,350mg QD	**Dosage** 100-600mg QD, and 300mg BID; 14 days	**Dosage** 50-600mg QD	**Dosage** 300mg (tab.) QD; 300mg (sol.) QD

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Dosing (days) % of Baseline plasma 24HC conc. Dose Dependent Reduction in 24HC Levels Seen in Phase 1 OV935 led to a dose dependent decrease in 24HC levels Correlation between plasma 24HC and enzyme occupancy (PET) may inform dose selection

OV935 Developmental and/or Epileptic Encephalopathies

Broad development strategy will include:

Pediatric ages

24HC-plasma biomarker

Phase 1b/2a

Inclusion
- N=~20, age 18-65 years
- Diagnosis of dEE
- Treatment-resistant seizures

Exclusion
- Frequent status epilepticus
- Concomitant disease that would limit participation

Primary endpoint
Incidence of adverse events

Exploratory secondary endpoints
PK Parameters
24 S-Hydroxy Cholesterol levels (24HC)


Baseline
Randomization
OV935 BID
Placebo BID
OV935 BID
Week 4
Week 12

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FINANCE & BUSINESS DEVELOPMENT Comprehensive Approach to Secure Early to Late Stage Assets

NASDAQ: OVID

Financing Highlights

~$155M raised in equity financings to date with broad institutional investor support

Financial History

2014	2015	2017
~$5 million Series A Financing	~$75 million Series B Financing	~$75 million Initial Public Offering

Strong Balance Sheet

As of June 30, 2017, cash and cash equivalents totaled $106.1 million

Shares Outstanding

As of June 30, 2017, Ovid had ~24.6 million shares of common stock outstanding

Ovid THERAPEUTICS

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OV101 Agreement with Lundbeck

OURPARTNER


Lundbeck
Ovid
THERAPEUTICS

Financial Terms with Lundbeck

March 2015 exclusive license secured by Ovid

Global rights

Extensive patents

Substantial active pharmaceutical ingredient (API) amounts

Attractive financial terms to Ovid

~$4M of upfront equity to Lundbeck

Up to $181M due to Lundbeck upon achievement of development, regulatory and sales milestones (first payment is $10M due upon successful completion of a Phase 3 trial)

Low-to-mid double-digit royalties

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COLLABORATION A Novel OneTeam Collaboration with Takeda Global OneTeam Global, equal development and commercialization collaboration for OV935 in Developmental and/or Epileptic Encephalopathies (dEE) Joint collaboration and governance driven by OneTeam approach for development and commercialization Ovid leads clinical development and commercial role in US, Europe, Canada and Israel Ovid to assume regulatory lead following first approval in US, EU and Israel Takeda received ~$26M in upfront equity First patient enrolled in first Phase 3 in certain dEE triggers milestone to Takeda equal to the lesser of (i) 8% outstanding capital stock or (ii) $50M equity Takeda eligible for future regulatory and commercial milestones ~$35M Phase 1b/2a trial in dEE ongoing

INVESTMENT HIGHLIGHTS

VALUE

Potential to create significant value for patients & stockholders

Building leading company in rare neurological disorders

~$155M in equity financing

TEAM

Highly experienced management team

Deep expertise in translational science, drug evaluation and orphan clinical drug development

Track record of success in drug development and strategic transactions

VALIDATED

Validated expertise with collaborations

Takeda & Lundbeck transactions validate approach and expertise

EXECUTION

Two first-in-class assets in a growing pipeline

OV101: Phase 2 trial in adults with AS and Phase 1 trial in adolescents with AS/FXS ongoing

OV935: Phase 1b/2a ongoing in dEE

OPPORTUNITY

Attractive markets with the opportunity for significant global sales

Targeting novel MOAs that may offer differentiated profiles

Scalable model allows expansion into additional patient populations

Ovid Therapeutics

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